Exhibit 99.2

AMENDED AND RESTATED GUARANTEE AGREEMENT
made by
KADANT INC.

and certain of its Subsidiaries

in favor of
CITIZENS BANK, N.A.,
as Administrative Agent
and
CITIZENS BANK, N.A.,
as Multicurrency Administrative Agent
Dated as of March 1, 2017

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AMENDED AND RESTATED GUARANTEE AGREEMENT
AMENDED AND RESTATED GUARANTEE AGREEMENT, dated as of March 1, 2017, made by Kadant Inc. (the “Borrower”) and each of the Subsidiary Guarantors (as defined herein) signatories hereto (together with each other entity that becomes a party hereto as a Subsidiary Guarantor as provided herein), in favor of Citizens Bank, N.A., as Administrative Agent and as Multicurrency Administrative Agent (in both such capacities, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Amended and Restated Credit Agreement, dated as of March 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders and the Administrative Agent.
W I T N E S S E T H:
WHEREAS, the Borrower and the Foreign Subsidiary Borrowers from time to time parties thereto are parties to that certain Credit Agreement, dated as of August 3, 2012, as amended by the First Amendment to Credit Agreement and Limited Consent, dated as of November 1, 2013 and Second Amendment to Credit Agreement, dated as of March 29, 2016 (the “Existing Credit Agreement”);
WHEREAS, on the date hereof, the Borrower and the Foreign Subsidiary Borrowers from time to time parties thereto have entered into the Credit Agreement with the Lenders and the Administrative Agent (i) pursuant to which the Lenders wish to increase the amount of the revolving credit facility and (ii) in order to amend and restate the terms of the Existing Credit Agreement on the terms and conditions set forth in the Credit Agreement;
WHEREAS, the Borrower and each of the Subsidiary Guarantors signatories thereto are parties to that certain Guarantee Agreement, dated as of August 3, 2012 (the “Existing Guarantee Agreement”) in favor of the Administrative Agent for the Lenders;
WHEREAS, in connection with the execution of the Credit Agreement, the Borrower and each of the Subsidiary Guarantors signatory thereto wish to amend and restate the Existing Guarantee Agreement on the terms and conditions set forth herein;
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower and the Foreign Subsidiary Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies that includes each Subsidiary Guarantor;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement may be used in part to enable the Borrower to make valuable transfers to the Subsidiary Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower, the Foreign Subsidiary Borrowers and the Subsidiary Guarantors are engaged in related businesses, and each Subsidiary Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower and the Foreign Subsidiary Borrowers under the Credit Agreement that the Borrower and the Subsidiary Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower or the Foreign Subsidiary Borrowers thereunder, the Borrower and each Subsidiary Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:
SECTION 1. DEFINED TERMS
1.1    Definitions.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The following terms shall have the following meanings:
“Agreement”: this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, the guarantee in Section 3 hereof, the interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or Multicurrency Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement, any Swap Agreement of any Subsidiary of Borrower (Domestic or Foreign) or Bank Product Obligations, any Affiliate of any Lender at the time such Specified Swap Agreement, such Swap Agreement or Bank Product Agreement creating such Bank Product Obligations, as applicable, was entered into) including, without limitation, Bank Product Obligations or obligations under any Specified Swap Agreement or any such Swap Agreement, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Swap Agreement, any such Swap Agreement, any Bank Product Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Multicurrency Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements). For the avoidance of doubt, “Borrower Obligations” shall include all Foreign Subsidiary Borrower Obligations of all Foreign Subsidiary Borrowers.
“Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America.
“Foreign Subsidiary Borrower Obligations”: with respect to each Foreign Subsidiary Borrower, the collective reference to the unpaid principal of and interest on the Loans made to such Foreign Subsidiary Borrowers, Reimbursement Obligations of such Foreign Subsidiary Borrower, obligations under any Swap Agreement of such Foreign Subsidiary Borrower entered into with any Person which was a Lender at the time such Swap Agreement was entered into or any Affiliate thereof, and all other obligations and liabilities of such Foreign Subsidiary Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans made to such Foreign Subsidiary Borrower, Reimbursement Obligations of such Foreign Subsidiary Borrower, obligations under such Swap Agreement of such Foreign Subsidiary Borrower and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Foreign Subsidiary Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any such Swap Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Foreign Subsidiary Borrower pursuant to the terms of any of the foregoing agreements).
“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2 and Section 3, as applicable) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).
“Guarantors”: each Subsidiary Guarantor and for the purposes of Section 3 and 4 hereof, the Borrower.

“Subsidiary Guarantor”: the collective reference to each Material Domestic Subsidiary of the Borrower, together with each other Domestic Subsidiary of the Borrower that may become a Subsidiary Guarantor as provided in Section 4.14 hereof.
1.2    Other Definitional Provisions.
(a)    The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
SECTION 2. GUARANTEE OF SUBSIDIARY GUARANTORS
2.1    Guarantee.
(a)    Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due and by the Foreign Subsidiary Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations and the Foreign Subsidiary Borrower Obligations.
(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Subsidiary Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).
(c)    Each Subsidiary Guarantor agrees that the Borrower Obligations and the Foreign Subsidiary Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Subsidiary Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.
(d)    The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the Foreign Subsidiary Borrower Obligations and the obligations of each Subsidiary Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower and the Foreign Subsidiary Borrowers may be free from any Borrower Obligations and any Foreign Subsidiary Borrower Obligations, respectively.
(e)    No payment made by the Borrower, any Foreign Subsidiary Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any Foreign Subsidiary Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Subsidiary Guarantor in respect of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations or any payment received or collected from such Subsidiary Guarantor in respect of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations ), remain liable for the Borrower Obligations (as reduced by any such payment) and the Foreign Subsidiary Borrower Obligations (as reduced by any such payment), up to the maximum liability of such Subsidiary Guarantor hereunder until the Borrower Obligations and the Foreign Subsidiary Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.
2.2    Right of Contribution. Each Subsidiary Guarantor hereby agrees that, to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.
2.3    No Subrogation. Notwithstanding any payment made by any Subsidiary Guarantor hereunder or any set-off or application of funds of any Subsidiary Guarantor by the Administrative Agent or any Lender, no Subsidiary Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower, any Foreign Subsidiary Borrower or any other Subsidiary Guarantor or any guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower, any Foreign Subsidiary Borrower or any other Subsidiary Guarantor in respect of payments made by such Subsidiary Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower and the Foreign Subsidiary Borrowers on account of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations, are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations shall not have been paid in full in cash, such amount shall be held by such Subsidiary Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Subsidiary Guarantor and shall, forthwith upon receipt by such Subsidiary Guarantor be turned over to the Administrative Agent in the exact form received by such Subsidiary Guarantor (duly indorsed by such Subsidiary Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations and the Foreign Subsidiary Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4    Amendments, etc. with respect to the Borrower Obligations and the Foreign Subsidiary Borrower Obligations.
(a)    Each Subsidiary Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Subsidiary Guarantor and without notice to or further assent by any Subsidiary Guarantor, any demand for payment of any of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations or Foreign Subsidiary Borrower Obligations continued, and the Borrower Obligations or the Foreign Subsidiary Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or the Foreign Subsidiary Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.5    Guarantee Absolute and Unconditional. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations or the Foreign Subsidiary Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, the Foreign Subsidiary Borrower Obligations and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower, each Foreign Subsidiary Borrower and any of the Subsidiary Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Subsidiary Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower, any Foreign Subsidiary Borrower or any of the Subsidiary Guarantors with respect to the Borrower Obligations and the Foreign Subsidiary Borrower Obligations. Each Subsidiary Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations, the Foreign Subsidiary Borrower Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, any Foreign Subsidiary Borrower or any other Person against the Administrative Agent or any Lender; other than any right of defense, set-off or counterclaim specifically available to the Borrower, any Foreign Subsidiary Borrower or any other Person under the Loan Documents, (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, any Foreign Subsidiary Borrower or such Subsidiary Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, any Foreign Subsidiary Borrower of its Foreign Subsidiary Borrower Obligations, or of such Subsidiary Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Subsidiary Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Foreign Subsidiary Borrower, any other Subsidiary Guarantor or any other Person or against any guarantee for the Borrower Obligations and the Foreign Subsidiary Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Foreign Subsidiary Borrower, any other Subsidiary Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower, any Foreign Subsidiary Borrower, any other Subsidiary Guarantor or any other Person or any such guarantee or right of offset, shall not relieve any Subsidiary Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Subsidiary Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.6    Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations or any of the Foreign Subsidiary Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any Foreign Subsidiary Borrower or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, any Foreign Subsidiary Borrower or any Subsidiary Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7    Payments. Each Subsidiary Guarantor hereby guarantees that payments due hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.
SECTION 3. GUARANTEE OF BORROWER
3.1    Guarantee.
(a)    The Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Foreign Subsidiary Borrower when due (whether at the stated maturity, by acceleration or otherwise) of each such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations.

(b)    The guarantee contained in this Section 3 shall remain in full force and effect until all of each Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations shall have been satisfied by payment in full in cash by such Foreign Subsidiary Borrower, no Letter of Credit issued on behalf of such Foreign Subsidiary Borrower shall be outstanding and the Commitments to extend credit to such Foreign Subsidiary Borrower shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement such Foreign Subsidiary Borrower may be free from its Foreign Subsidiary Borrower Obligations.
(c)    No payment made by any Foreign Subsidiary Borrower, any Subsidiary Guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Foreign Subsidiary Borrower, any Subsidiary Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Borrower hereunder which shall, notwithstanding any such payment (other than any payment made by the Borrower in respect of such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations or any payment received or collected from the Borrower in respect of such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations), remain liable for such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations (as reduced by any such payment) until such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations are paid in full in cash, no Letter of Credit issued on behalf of such Foreign Subsidiary Borrower shall be outstanding and the Commitments to extend credit to such Foreign Subsidiary Borrower are terminated.
3.2    No Subrogation. Notwithstanding any payment made by the Borrower hereunder or any set-off or application of funds of the Borrower by the Administrative Agent or any Lender, the Borrower shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Foreign Subsidiary Borrower or any guarantee or right of offset held by the Administrative Agent or any Lender for the payment of such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations, nor shall the Borrower seek or be entitled to seek any contribution or reimbursement from any Foreign Subsidiary Borrower in respect of payments made by the Borrower hereunder, until all amounts owing to the Administrative Agent and the Lenders by such Foreign Subsidiary Borrower on account of its Foreign Subsidiary Borrower Obligations, are paid in full in cash, no Letter of Credit issued on behalf of such Foreign Subsidiary Borrower shall be outstanding and the Commitments to extend credit to such Foreign Subsidiary Borrower are terminated. If any amount shall be paid to the Borrower on account of such subrogation rights at any time when all of a Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations shall not have been paid in full in cash, such amount shall be held by the Borrower in trust for the Administrative Agent and the Lenders, segregated from other funds of the Borrower and shall, forthwith upon receipt by the Borrower be turned over to the Administrative Agent in the exact form received by the Borrower be (duly indorsed by the Borrower to the Administrative Agent, if required), to be applied against such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
3.3    Amendments, etc. with respect to the Foreign Subsidiary Borrower Obligations. The Borrower shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Borrower and without notice to or further assent by the Borrower, any demand for payment of any of the Foreign Subsidiary Borrower Obligations of any Foreign Subsidiary Borrower made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and the Foreign Subsidiary Borrower Obligations of any Foreign Subsidiary Borrower continued, and the Foreign Subsidiary Borrower Obligations of such Foreign Subsidiary Borrower, or the liability of any other Person upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of such Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any Foreign Subsidiary Borrower’s Foreign Subsidiary Borrower Obligations or for the guarantee contained in this Section 3 or any property subject thereto.
3.4    Guarantees Absolute and Unconditional. The Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Foreign Subsidiary Borrower Obligations of any Foreign Subsidiary Borrower and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 3 or acceptance of the guarantee contained in this Section 3; the Foreign Subsidiary Borrower Obligations of any Foreign Subsidiary Borrower and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 3; and all dealings between the Borrower or the Foreign Subsidiary Borrowers, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 3. The Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the any Foreign Subsidiary Borrower with respect to the Foreign Subsidiary Borrower Obligations. The Borrower understands and agrees that the guarantee contained in this Section 3 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Foreign Subsidiary Borrower Obligations of any Foreign Subsidiary Borrower or any other guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by such Foreign Subsidiary Borrower or any other Person against the Administrative Agent or any Lender, other than any right or defense, set-off or counterclaim specifically available to such Foreign Subsidiary Borrower or any other Person under the Loan Documents, (c) any other circumstance whatsoever (with or without notice to or knowledge of any Foreign Subsidiary Borrower or the Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of such Foreign Subsidiary Borrower of its Foreign Subsidiary Borrower Obligations, or of the Borrower under the guarantee contained in this Section 3, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Borrower, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Foreign Subsidiary Borrowers, any Subsidiary Guarantor or any other Person or against any guarantee for the Foreign Subsidiary Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Foreign Subsidiary Borrower, any Subsidiary Guarantor or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of any Foreign Subsidiary Borrower, any Subsidiary Guarantor or any other Person or any such guarantee or right of offset, shall not relieve the Borrower of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Borrower. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
3.5    Reinstatement. The guarantee contained in this Section 3 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Foreign Subsidiary Borrower Obligations of any Foreign Subsidiary Borrower is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Foreign Subsidiary Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, such Foreign Subsidiary Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.
3.6    Payments. The Borrower hereby guarantees that payments due hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.
SECTION 4. MISCELLANEOUS
4.1    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.
4.2    Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor (other than the Borrower) shall be addressed to such Person at its notice address set forth on Schedule 1.
4.3    No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 4.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
4.4    Enforcement Expenses; Indemnification.
(a)    Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or Section 3, as the case may be, or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.
(b)    Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.
(c)    The agreements in this Section 4.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
4.5    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
4.6    Set-Off.
(a)    Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 4.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.
4.7    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
4.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
4.10    Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
4.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.12    Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 4.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
4.13    Acknowledgements. Each Guarantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)    neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.
4.14    Additional Guarantors.
(a)    Each Material Domestic Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Subsidiary Guarantor for all purposes of this Agreement upon execution and delivery by such Material Domestic Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
(b)    Each other Domestic Subsidiary (other than a Material Domestic Subsidiary) of the Borrower that voluntarily desires to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Subsidiary Guarantor for all purposes of this Agreement upon execution and delivery by such Domestic Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
4.15    WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
4.16    RATIFICATION The terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Guarantee Agreement are hereby amended and restated in their entirety by the terms, conditions, agreements, covenants, representations and warranties set forth in this Guaranty and are ratified and confirmed. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations and other obligations and liabilities of the Borrower, the Foreign Subsidiary Borrowers or the Subsidiary Guarantors evidenced by or arising under the Existing Guaranty Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Guarantee Agreement to be duly executed and delivered as of the date first above written.
KADANT INC., as a Guarantor

By:	/s/ Daniel J. Walsh Name: Daniel J. Walsh Title: Treasurer

[Signature Page to Amended and Restated Guarantee Agreement]

KADANT BLACK CLAWSON LLC, as a
Subsidiary Guarantor
By: KADANT INC., ITS SOLE MEMBER

By:	/s/ Daniel J. Walsh Name: Daniel J. Walsh Title: Treasurer

[Signature Page to Amended and Restated Guarantee Agreement]

KADANT JOHNSON CHINA – WX HOLDING INC., as a Subsidiary Guarantor

By:	/s/ Daniel J. Walsh Name: Daniel J. Walsh Title: Treasurer

[Signature Page to Amended and Restated Guarantee Agreement]

KADANT INTERNATIONAL HOLDINGS LLC, as a Subsidiary Guarantor
By: KADANT INC., ITS SOLE MEMBER

By:     /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

[Signature Page to Amended and Restated Guarantee Agreement]

KADANT JOHNSON LLC, as a Subsidiary Guarantor
By: KADANT INC., ITS SOLE MEMBER
By:     /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

[Signature Page to Amended and Restated Guarantee Agreement]

Schedule 1
NOTICE ADDRESSES OF GUARANTORS

c/o Kadant Inc. One Technology Park Drive Westford, MA 01886
Attention: Daniel J. Walsh, Treasurer; and Attention: Chief Legal Officer
Telecopy: (978) 635-1593
Telephone: (978) 776-2000

Annex 1 to
Guarantee Agreement
ASSUMPTION AGREEMENT, dated as of ________________, ____, made by ______________________________ (the “Additional Guarantor”), in favor of Citizens Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, Kadant Inc. (the “Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of [February [__], 2017] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Guarantor) have entered into the Amended and Restated Guarantee Agreement, dated as of [February [__], 2017] (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;
WHEREAS, the Credit Agreement requires or permits the Additional Guarantor to become a party to the Guarantee Agreement; and
WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 4.14 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Subsidiary Guarantor thereunder with the same force and effect as if originally named therein as a Subsidiary Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Subsidiary Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedule to the Guarantee Agreement.
2.    Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GUARANTOR]

By:	Name: Title:

Annex 1-A to
Assumption Agreement
Supplement to Schedule 1